Exhibit 77O
PACIFIC LIFE FUNDS
PL Mid-Cap Value Fund
Report Pursuant to Rule 10f-3
Quarter Ending December 31, 2006

						SECURITIES PURCHASED

(1) Name of Issuer			OneBeacon Insurance Group
Ltd.

(2) Description of Security		Common Stock
(name, coupon, maturity,
Subordination, common
stock, etc.)

(3) Date of Purchase			11/08/2006

(4) Unit Price				$25.00

(5) Current Yield				N/A

(6) Yield to Maturity			N/A

(7) Principal Amount of 		$600,000,000
Total Offering

(8) Underwriting Spread			$1.438

(9) Names of Underwriters		List Attached
(prospectus may be attached)

(10) Years of Continuous 		At least 3 years
Operation

(11) Dollar Amount of 			$267,500
Purchase

(12) % of Offering Purchased	 	0.045%
By Fund

(13) % of Offering Purchased 		3.043%
byAssociated Funds

(14) Sum of (12) and (13)		3.088%

(15) % of Fund Assets Applied 	0.420%
to Purchase

(16) Names of Underwriter(s) 		Lehman Brothers
or Dealer(s) from whom
purchased

(17) Is Fund Manager a Manager or	Yes (Lazard Capital
Co-Manager in Offering 			Markets)



						COMPARABLE SECURITIES (1)

(1) Name of Issuer			Allegiant Travel Company

(2) Description of Security		Common Stock
(name, coupon, maturity,
Subordination, common
stock, etc.)

(3) Date of Purchase			N/A

(4) Unit Price				$18.00

(5) Current Yield				N/A

(6) Yield to Maturity			N/A


(7) Principal Amount of 		$90,000,000
Total Offering

(8) Underwriting Spread			$1.260

(9) Names of Underwriters		List Attached
(prospectus may be attached)

(10) Years of Continuous 		N/A
Operation

(11) Dollar Amount of 			N/A
Purchase

(12) % of Offering Purchased 		N/A
By Fund

(13) % of Offering Purchased 		N/A
By Associated Funds

(14) Sum of (12) and (13)		N/A

(15) % of Fund Assets Applied 	N/A
to Purchase

(16) Names of Underwriter(s) 		N/A
or Dealer(s) from whom
purchased

(17) Is Fund Manager a Manager or	N/A
Co-Manager in Offering


						COMPARABLE SECURITIES (2)

(1) Name of Issuer			Sealy Corp.

(2) Description of Security		Common Stock

(name, coupon, maturity,
Subordination, common
stock, etc.)

(3) Date of Purchase			N/A

(4) Unit Price				$16.00

(5) Current Yield				N/A

(6) Yield to Maturity			N/A


(7) Principal Amount of 		$448,000,000
Total Offering

(8) Underwriting Spread			$1.040

(9) Names of Underwriters		List Attached
(prospectus may be attached)

(10) Years of Continuous 		N/A
Operation

(11) Dollar Amount of 			N/A
Purchase

(12) % of Offering Purchased 		N/A
By Fund

(13) % of Offering Purchased 		N/A
byAssociated Funds

(14) Sum of (12) and (13)		N/A

(15) % of Fund Assets Applied 	N/A
to Purchase

(16) Names of Underwriter(s) 		N/A
or Dealer(s) from whom
purchased

(17) Is Fund Manager a Manager or	N/A
Co-Manager in Offering


						COMPARABLE SECURITIES (3)

(1) Name of Issuer			CPI International Inc.

(2) Description of Security		Common Stock
(name, coupon, maturity,
Subordination, common
stock, etc.)

(3) Date of Purchase			N/A

(4) Unit Price				$18.00

(5) Current Yield				N/A

(6) Yield to Maturity			N/A


(7) Principal Amount of 		$127,059,660
Total Offering

(8) Underwriting Spread			$1.260

(9) Names of Underwriters		List Attached
(prospectus may be attached)

(10) Years of Continuous 		N/A
Operation

(11) Dollar Amount of 			N/A
Purchase

(12) % of Offering Purchased 		N/A
by Fund

(13) % of Offering Purchased 		N/A
by Associated Funds

(14) Sum of (12) and (13)		N/A

(15) % of Fund Assets Applied 	N/A
to Purchase

(16) Names of Underwriter(s) 		N/A
or Dealer(s) from whom
purchased

(17) Is Fund Manager a Manager or	N/A
Co-Manager in Offering


Lazard Asset Management
UNDERWRITERS
OneBeacon Insurance Group Ltd.

Lehman Brothers
Banc of America Securities LLC
Merrill Lynch & Co.
Deutsche Bank Securities
JPMorgan
Cochran Caronia Waller
Dowling & Partners Securities
Fox-Pitt, Kelton
Janney Montgomery Scott LLC
Keefe, Bruyette & Woods
Sandler O'Neill & Partners, L.P.
HSBC Securities (USA) Inc.
Wachovia Securities
BNY Capital Markets
Lazard Capital Markets
PNC Capital Markets


Allegiant Travel Company

Merrill Lynch & Co.
Bear, Stearns & Co. Inc.
Raymond James & Associates


Sealy Corp.

Citigroup
Goldman, Sachs & Co.
JPMorgan
Banc of America Securities LLC
Wachovia Securities
Lehman Brothers
SunTrust Robinson Humphrey
Ferris, Baker Watts, Inc.


CPI International Inc.

UBS Securities
Bear, Stearns & Co.
Wachovia Securities
Banc of America Securities LLC



PACIFIC LIFE FUNDS
PL Mid-Cap Value Fund
Report Pursuant to Rule 10f-3
Quarter Ending December 31, 2006


Eligibility (check one):
X Registered Public Offering
? Eligible Municipal Security
? Eligible Foreign Offering
? Eligible Rule 144A Offering

Other fund purchasers having same investment adviser as Fund.

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the
end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering.

X	The securities were offered pursuant to an
underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable
and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the
issuer of such securities has been in continuous operation for not less than three years
(including the operations of predecessors).

X	In the case of Eligible Municipal Securities, the
issuer has been rated investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by Fund and
other funds with same investment adviser did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.

X	The Fund did not purchase the securities being
offered directly or indirectly from an Affiliated
Underwriter, /provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible
Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate
manager, or underwriter or seller of securities were relied
upon to determine:
?	the securities were sold in an Eligible Rule 144A
Offering;
?	compliance with the first condition, above,
regarding time and price.
Attach copy of written statement for each box checked.

The Fund Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.

Date: 01/23/2007		Signed:	/s/ Brian Kawakami
				Name:	Brian Kawakami
				Title:	Chief Compliance Officer




PACIFIC LIFE FUNDS
PL Comstock Fund
Report Pursuant to Rule 10f-3
Quarter Ending December 31, 2006


						SECURITIES PURCHASED

(1) Name of Issuer			Saic Inc.

(2) Description of Security		Common Stock

(name, coupon, maturity,
Subordination, common
stock, etc.)

(3) Date of Purchase			10/12/2006

(4) Unit Price				$15.00

(5) Current Yield				N/A

(6) Yield to Maturity			N/A


(7) Principal Amount of 		$1,125,000,000
Total Offering

(8) Underwriting Spread			$0.563

(9) Names of Underwriters		List Attached
(prospectus may be attached)

(10) Years of Continuous 		At Least 3 years
Operation

(11) Dollar Amount of 			$33,000
Purchase

(12) % of Offering Purchased 		0.003%
By Fund

(13) % of Offering Purchased 		1.332%
byAssociated Funds

(14) Sum of (12) and (13)		1.335%

(15) % of Fund Assets Applied 	0.043%
to Purchase

(16) Names of Underwriter(s) 		Bear Stearns, Cowen & Co.
or Dealer(s) from whom
purchased

(17) Is Fund Manager a Manager or	Yes (Morgan Stanley &
Co-Manager in Offering 			Co.)



						COMPARABLE SECURITIES (1)

(1) Name of Issuer			Gartner Inc.

(2) Description of Security		Common Stock
(name, coupon, maturity,
Subordination, common
stock, etc.)

(3) Date of Purchase			N/A

(4) Unit Price				$14.75

(5) Current Yield				N/A

(6) Yield to Maturity			N/A


(7) Principal Amount of 		$140,125,000
Total Offering

(8) Underwriting Spread			$0.701

(9) Names of Underwriters		List Attached
(prospectus may be attached)

(10) Years of Continuous 		N/A
Operation

(11) Dollar Amount of 			N/A
Purchase

(12) % of Offering Purchased 		N/A
By Fund

(13) % of Offering Purchased 		N/A
By Associated Funds

(14) Sum of (12) and (13)		N/A

(15) % of Fund Assets Applied 	N/A
to Purchase

(16) Names of Underwriter(s) 		N/A
or Dealer(s) from whom
purchased

(17) Is Fund Manager a Manager or	N/A
Co-Manager in Offering

						COMPARABLE SECURITIES (2)

(1) Name of Issuer			Global Cash Access Holdings

(2) Description of Security		Common Stock

(name, coupon, maturity,
Subordination, common
stock, etc.)

(3) Date of Purchase			N/A

(4) Unit Price				$15.75

(5) Current Yield				N/A

(6) Yield to Maturity			N/A


(7) Principal Amount of 		$163,800,000
Total Offering

(8) Underwriting Spread			$0.750

(9) Names of Underwriters		List Attached
(prospectus may be attached)

(10) Years of Continuous 		N/A
Operation

(11) Dollar Amount of 			N/A
Purchase

(12) % of Offering Purchased 		N/A
By Fund

(13) % of Offering Purchased 		N/A
byAssociated Funds

(14) Sum of (12) and (13)		N/A

(15) % of Fund Assets Applied 	N/A
to Purchase

(16) Names of Underwriter(s) 		N/A
or Dealer(s) from whom
purchased

(17) Is Fund Manager a Manager or	N/A
Co-Manager in Offering


						COMPARABLE SECURITIES (3)

(1) Name of Issuer			Aaron Rents Inc.

(2) Description of Security		Common Stock
(name, coupon, maturity,
Subordination, common
stock, etc.)

(3) Date of Purchase			N/A

(4) Unit Price				$25.75

(5) Current Yield				N/A

(6) Yield to Maturity			N/A


(7) Principal Amount of 		$103,000,000
Total Offering

(8) Underwriting Spread			$1.288

(9) Names of Underwriters		List Attached
(prospectus may be attached)

(10) Years of Continuous 		N/A
Operation

(11) Dollar Amount of 			N/A
Purchase

(12) % of Offering Purchased 		N/A
By Fund

(13) % of Offering Purchased 		N/A
By Associated Funds

(14) Sum of (12) and (13)		N/A

(15) % of Fund Assets Applied 	N/A
to Purchase

(16) Names of Underwriter(s) 		N/A
or Dealer(s) from whom
purchased

(17) Is Fund Manager a Manager or	N/A
Co-Manager in Offering


Van Kampen
UNDERWRITERS
Saic Inc.

Morgan Stanley
Bear, Stearns, & Co. Inc.
Citigroup
Wachovia Securities
Banc of America Securities LLC
Cowen and Company
Jefferies Quarterdeck
Stifel Nicolaus
William Blair & Company
KeyBanc Capital Markets
Mellon Financial Markets, LLC
Stephens Inc.
Pacific Crest Securities
Williams Capital Group

Gartner Inc.

Goldman, Sachs & Co.
JPMorgan
Lehman Brothers
Banc of America Securities LLC
Credit Suisse


Global Cash Access Holdings

JPMorgan
Bear, Stearns & Co. Inc.
Cowen and Company
Deutsche Bank Securities
Banc of America Securities LLC
Citigroup
Wachovia Securities


Aaron Rents Inc.

SunTrust Robinson Humphrey
Morgan Keegan & Company, Inc.
Stifel Nicolaus
Wachovia Securities
BB&T Capital Markets





PACIFIC LIFE FUNDS
PL Comstock Fund
Report Pursuant to Rule 10f-3
Quarter Ending December 31, 2006

Eligibility (check one):
?  registered public offering
?  government security
?  Eligible Municipal Security
?  Eligible Foreign Offering
?  Eligible Rule 144A Offering

Check if the following conditions have been met (and
discuss any exceptions):
?	The securities were purchased (1) prior to the
end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering.

?	The securities were offered pursuant to an
underwriting or similar agreement under which the
underwriters were committed to purchase all the
securities offered, except those purchased by
others pursuant to a rights offering, if the
underwriters purchase any of the securities.
?	The commission, spread or profit was reasonable
and fair in relation to that being received by
others for underwriting similar securities during
a comparable period of time.
?	Except for Eligible Municipal Securities, the
issuer of such securities has been in continuous
operation for not less than three years
(including the operations of predecessors).
?	In the case of Eligible Municipal Securities, the
issuer has been rated investment grade by at
least one NRSRO, provided that, if the issuer or
entity supplying the funds from which the issue
is to be paid has been in continuous operation
for less than three years (including the
operations of any predecessors) the securities
must have been rated within the top three rating
categories by an NRSRO.
?	Percentage of offering purchased by the Portfolio
and other funds advised by the same investment
adviser (or its affiliates) or accounts with
respect to which the same investment adviser (or
its affiliates) has, and has exercised,
investment discretion, did not exceed: (a) for
Eligible Rule 144A offering, 25% of the total of
(1) principal amount of offering of such class
sold by underwriters to qualified institution
buyers plus (2) principal amount of class in any
concurrent public offering; (b) other securities,
25% of principal amount of offering of class.
Identify such other purchasers:
?	The Portfolio did not purchase the securities
being offered directly or indirectly from an
Affiliated Underwriter, provided that a purchase
from a syndicate manager shall not be deemed to
be a purchase from an Affiliated Underwriter so
long as (a) such Affiliated Underwriter did not
benefit directly or indirectly from, the
transaction, and, (b) in the case of Eligible
Municipal Securities, the purchase was not
designated as a group sale or otherwise allocated
to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate
manager, or underwriter or seller of securities were relied
upon to determine:
?	the securities were sold in an Eligible Rule 144A
Offering;
?	compliance with the first condition, above,
regarding time and price.
Attach copy of written statement for each box checked.
The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.

Date: 01/26/2007		Signed:/s/ Jay Warwick
				Name:	Jay Warwick											Title: Portfolio Manager



PACIFIC LIFE FUNDS
PL Mid-Cap Growth Fund
Report Pursuant to Rule 10f-3
Quarter Ending March 31, 2007



						SECURITIES PURCHASED

(1) Name of Issuer			Fortress Investment Group LLC
						(A)

(2) Description of Security		Common Stock
(name, coupon, maturity,
Subordination, common
stock, etc.)

(3) Date of Purchase			2/08/2007

(4) Unit Price				$18.50

(5) Current Yield				N/A

(6) Yield to Maturity			N/A

(7) Principal Amount of 		$634,291,000
Total Offering

(8) Underwriting Spread			$1.11

(9) Names of Underwriters		List Attached
(prospectus may be attached)

(10) Years of Continuous 		At least 3 years
Operation

(11) Dollar Amount of 			$50,616
Purchase

(12) % of Offering Purchased 		0.01%
By Fund

(13) % of Offering Purchased 		2.18%
By Associated Funds

(14) Sum of (12) and (13)		2.19%

(15) % of Fund Assets Applied 	0.074%
to Purchase

(16) Names of Underwriter(s) 		Lehman Brothers
or Dealer(s) from whom
purchased

(17) Is Fund Manager a Manager or	Yes (Morgan Stanley)
Co-Manager in Offering


						COMPARABLE SECURITIES (1)

(1) Name of Issuer			ACA Capital Holdings

(2) Description of Security		Common Stock
(name, coupon, maturity,
Subordination, common
stock, etc.)

(3) Date of Purchase			N/A

(4) Unit Price				$13.00

(5) Current Yield				N/A

(6) Yield to Maturity			N/A


(7) Principal Amount of 		$89,681,033
Total Offering

(8) Underwriting Spread			$0.91

(9) Names of Underwriters		List Attached
(prospectus may be attached)

(10) Years of Continuous 		N/A
Operation

(11) Dollar Amount of 			N/A
Purchase

(12) % of Offering Purchased 		N/A
By Fund

(13) % of Offering Purchased 		N/A
byAssociated Funds

(14) Sum of (12) and (13)		N/A

(15) % of Fund Assets Applied 	N/A
to Purchase

(16) Names of Underwriter(s) 		N/A
or Dealer(s) from whom
purchased

(17) Is Fund Manager a Manager or	N/A
Co-Manager in Offering


						COMPARABLE SECURITIES (2)

(1) Name of Issuer			KBW Inc.

(2) Description of Security		Common Stock
(name, coupon, maturity,
Subordination, common
stock, etc.)

(3) Date of Purchase			N/A

(4) Unit Price				$21.00

(5) Current Yield				N/A

(6) Yield to Maturity			N/A


(7) Principal Amount of 		$142,800,000
Total Offering

(8) Underwriting Spread			$1.47

(9) Names of Underwriters		List Attached
(prospectus may be attached)

(10) Years of Continuous 		N/A
Operation

(11) Dollar Amount of 			N/A
Purchase

(12) % of Offering Purchased 		N/A
By Fund

(13) % of Offering Purchased 		N/A
byAssociated Funds

(14) Sum of (12) and (13)		N/A

(15) % of Fund Assets Applied 	N/A
to Purchase

(16) Names of Underwriter(s) 		N/A
or Dealer(s) from whom
purchased

(17) Is Fund Manager a Manager or	N/A
Co-Manager in Offering


					COMPARABLE SECURITIES (3)

(1) Name of Issuer			N/A

(2) Description of Security		N/A
(name, coupon, maturity,
Subordination, common
stock, etc.)

(3) Date of Purchase			N/A

(4) Unit Price				N/A

(5) Current Yield				N/A

(6) Yield to Maturity			N/A


(7) Principal Amount of 		N/A
Total Offering

(8) Underwriting Spread			N/A

(9) Names of Underwriters		N/A
(prospectus may be attached)

(10) Years of Continuous 		N/A
Operation

(11) Dollar Amount of 			N/A
Purchase

(12) % of Offering Purchased 		N/A
by Fund

(13) % of Offering Purchased 		N/A
by Associated Funds

(14) Sum of (12) and (13)		N/A

(15) % of Fund Assets Applied 	N/A
to Purchase

(16) Names of Underwriter(s) 		N/A
or Dealer(s) from whom
purchased

(17) Is Fund Manager a Manager or	N/A
Co-Manager in Offering


Van Kampen
UNDERWRITERS

Fortress Investment Group LLC 'A'

Goldman Sachs
Lehman Brothers
Banc of America Securities LLC
Citigroup Global Markets
Deutsche Bank Securities
Bear Stearns
Lazard Capital Markets
Merrill Lynch
Morgan Stanley
Wells Fargo Securities
Friedman, Billings, Ramsey & Co
Jefferies & Co
JMP Securities LLC
Keybanc Capital Markets
Sandler O'Neill


ACA Capital Holdings

Credit Suisse
JPMorgan
Bear Stearns
Stephens Inc
Keefe, Bruyette & Woods Inc


KBW Inc.

Keefe, Bruyette & Woods Inc
Merrill Lynch
Banc of America Securities LLC
Fox-Pitt, Kelton Inc
JMP Securities LLC
Thomas Weisel Partners LLC
BNY Captital Markets
FTN Midwest Securities Corp
Morgan Keegan




PACIFIC LIFE FUNDS
PL Mid-Cap Growth Fund
Report Pursuant to Rule 10f-3
Quarter Ending March 31, 2007


Eligibility (check one):
? registered public offering
?  government security
?  Eligible Municipal Security
?  Eligible Foreign Offering
?  Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

?	The securities were purchased (1) prior to the
end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering.

?	The securities were offered pursuant to an
underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

?	The commission, spread or profit was reasonable
and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.

?	Except for Eligible Municipal Securities, the
issuer of such securities has been in continuous operation for not less than three years
(including the operations of predecessors).

?	In the case of Eligible Municipal Securities, the
issuer has been rated investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

?	Percentage of offering purchased by Fund and
other funds with same investment adviser did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.

?	The Fund did not purchase the securities being
offered directly or indirectly from an Affiliated
Underwriter, /provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible
Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate
manager, or underwriter or seller of securities were relied
upon to determine:
?	the securities were sold in an Eligible Rule 144A
Offering;
?	compliance with the first condition, above,
regarding time and price.
Attach copy of written statement for each box checked.

The Fund Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.

Date: 04/11/2007		Signed:	/s/ Dave Cohen
				Name:	Dave Cohen
				Title:	Fund Manager



PACIFIC LIFE FUNDS
PL Real Estate Fund
Report Pursuant to Rule 10f-3
Quarter Ending March 31, 2007


						SECURITIES PURCHASED

(1) Name of Issuer			AMB Property Corp REIT

(2) Description of Security		Common Stock
(name, coupon, maturity,
Subordination, common
stock, etc.)

(3) Date of Purchase			02/28/2007

(4) Unit Price				$58.78

(5) Current Yield				N/A

(6) Yield to Maturity			N/A

(7) Principal Amount of 		$470,240,000
Total Offering

(8) Underwriting Spread			$2.3512

(9) Names of Underwriters		List Attached
(prospectus may be attached)

(10) Years of Continuous 		At least 3 years
Operation

(11) Dollar Amount of 			$173,401
Purchase

(12) % of Offering Purchased 		0.037%
By Fund

(13) % of Offering Purchased 		12.526%
byAssociated Funds

(14) Sum of (12) and (13)		12.563%

(15) % of Fund Assets Applied 	0.539%
to Purchase

(16) Names of Underwriter(s) 		JP Morgan
or Dealer(s) from whom
purchased

(17) Is Fund Manager a Manager or	Yes (Morgan Stanley)
Co-Manager in Offering


						COMPARABLE SECURITIES (1)

(1) Name of Issuer			Douglas Emmett, Inc.

(2) Description of Security		Common Stock
(name, coupon, maturity,
Subordination, common
stock, etc.)

(3) Date of Purchase			N/A

(4) Unit Price				$21.00

(5) Current Yield				N/A

(6) Yield to Maturity			N/A


(7) Principal Amount of 		$1,386,000,000
Total Offering

(8) Underwriting Spread			$1.0763

(9) Names of Underwriters		List Attached
(prospectus may be attached)

(10) Years of Continuous 		N/A
Operation

(11) Dollar Amount of 			N/A
Purchase

(12) % of Offering Purchased 		N/A
By Fund

(13) % of Offering Purchased 		N/A
byAssociated Funds

(14) Sum of (12) and (13)		N/A

(15) % of Fund Assets Applied 	N/A
to Purchase

(16) Names of Underwriter(s) 		N/A
or Dealer(s) from whom
purchased

(17) Is Fund Manager a Manager or	N/A
Co-Manager in Offering


						COMPARABLE SECURITIES (2)

(1) Name of Issuer			Cedar Shopping Centers, Inc.

(2) Description of Security		Common Stock
(name, coupon, maturity,
Subordination, common
stock, etc.)

(3) Date of Purchase			N/A

(4) Unit Price				$16.00

(5) Current Yield				N/A

(6) Yield to Maturity			N/A


(7) Principal Amount of 		$120,000,000
Total Offering

(8) Underwriting Spread			$0.80

(9) Names of Underwriters		List Attached
(prospectus may be attached)

(10) Years of Continuous 		N/A
Operation

(11) Dollar Amount of 			N/A
Purchase

(12) % of Offering Purchased 		N/A
By Fund

(13) % of Offering Purchased 		N/A
byAssociated Funds

(14) Sum of (12) and (13)		N/A

(15) % of Fund Assets Applied 	N/A
to Purchase

(16) Names of Underwriter(s) 		N/A
or Dealer(s) from whom
purchased

(17) Is Fund Manager a Manager or	N/A
Co-Manager in Offering


						COMPARABLE SECURITIES (3)

(1) Name of Issuer			N/A

(2) Description of Security		N/A
(name, coupon, maturity,
Subordination, common
stock, etc.)

(3) Date of Purchase			N/A

(4) Unit Price				N/A

(5) Current Yield				N/A

(6) Yield to Maturity			N/A


(7) Principal Amount of 		N/A
Total Offering

(8) Underwriting Spread			N/A

(9) Names of Underwriters		N/A
(prospectus may be attached)

(10) Years of Continuous 		N/A
Operation

(11) Dollar Amount of 			N/A
Purchase

(12) % of Offering Purchased 		N/A
by Fund

(13) % of Offering Purchased 		N/A
by Associated Funds

(14) Sum of (12) and (13)		N/A

(15) % of Fund Assets Applied 	N/A
to Purchase

(16) Names of Underwriter(s) 		N/A
or Dealer(s) from whom
purchased

(17) Is Fund Manager a Manager or	N/A
Co-Manager in Offering


Van Kampen

UNDERWRITERS

AMB Property Corp REIT

Banc of America Securities LLC
JPMorgan
Morgan Stanley
A G Edwards
Citigroup Global Markets
Daiwa Securities
ING Financial Markets LLC
Scotia Capital (USA) Inc


Douglass Emmett, Inc.

Lehman Brothers
Merrill Lynch
Citigroup Global Markets
Wachovia Capital Markets
UBS Securities LLC
Banc of America Securities LLC
A G Edwards
Raymond James
Wells Fargo Securities
BMO Capital Markets
Robert Baird
Oppenheimer & Co
Stifel Nicolaus & Co
Susquehanna Financial Group
Blaylock & Co
Chatsworth Securities LLC
C.L. King & Associates
Samuel A. Ramirez & Co
Toussaint Capital Partners LLC


Cedar Shopping Centers, Inc.

Citigroup Global Markets
Banc of America Securities LLC
Raymond James
Stifel Nicolaus & Co
Cantor Fitzgerald & Co
Ferris, Baker Watts Inc


PACIFIC LIFE FUNDS
PL Real Estate Fund
Report Pursuant to Rule 10f-3
Quarter Ending March 31, 2007

Eligibility (check one):
?  registered public offering
?  government security
?  Eligible Municipal Security
?  Eligible Foreign Offering
?  Eligible Rule 144A Offering
Check if the following conditions have been met (and
discuss any exceptions):
?	The securities were purchased (1) prior to the
end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering.

?	The securities were offered pursuant to an
underwriting or similar agreement under which the
underwriters were committed to purchase all the
securities offered, except those purchased by
others pursuant to a rights offering, if the
underwriters purchase any of the securities.
?	The commission, spread or profit was reasonable
and fair in relation to that being received by
others for underwriting similar securities during
a comparable period of time.
?	Except for Eligible Municipal Securities, the
issuer of such securities has been in continuous
operation for not less than three years
(including the operations of predecessors).
?	In the case of Eligible Municipal Securities, the
issuer has been rated investment grade by at
least one NRSRO, provided that, if the issuer or
entity supplying the funds from which the issue
is to be paid has been in continuous operation
for less than three years (including the
operations of any predecessors) the securities
must have been rated within the top three rating
categories by an NRSRO.
?	Percentage of offering purchased by the Portfolio
and other funds advised by the same investment
adviser (or its affiliates) or accounts with
respect to which the same investment adviser (or
its affiliates) has, and has exercised,
investment discretion, did not exceed: (a) for
Eligible Rule 144A offering, 25% of the total of
(1) principal amount of offering of such class
sold by underwriters to qualified institution
buyers plus (2) principal amount of class in any
concurrent public offering; (b) other securities,
25% of principal amount of offering of class.
Identify such other purchasers:
?	The Portfolio did not purchase the securities
being offered directly or indirectly from an
Affiliated Underwriter, provided that a purchase
from a syndicate manager shall not be deemed to
be a purchase from an Affiliated Underwriter so
long as (a) such Affiliated Underwriter did not
benefit directly or indirectly from, the
transaction, and, (b) in the case of Eligible
Municipal Securities, the purchase was not
designated as a group sale or otherwise allocated
to the account of any Affiliated Underwriter.
Check below if written statements of issuer, syndicate
manager, or underwriter or seller of securities were relied
upon to determine:
?	the securities were sold in an Eligible Rule 144A
Offering;
?	compliance with the first condition, above,
regarding time and price.
Attach copy of written statement for each box checked.
The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.

Date: 03/14/2007			Signed:/s/ Theodore Bigman
					Name:	Theodore Bigman										Title:Fund Manager